Exhibit 99.1

Essent Group Ltd. Reports First Quarter 2016 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--May 5, 2016--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2016 of $48.0 million or $0.52 per diluted share, compared to $34.8 million or $0.38 per diluted share for the quarter ended March 31, 2015. As of March 31, 2016, Essent had insurance in force of $67.7 billion and consolidated stockholders’ equity of $1.2 billion.

“So far, 2016 has been another important year for Essent as we continue to build our portfolio and expand our franchise,” said Mark Casale, Chairman and Chief Executive Officer. “In addition to the revolving credit facility we secured in April, I am pleased to announce that the first quarter of 2016 was another quarter of strong financial results, with Essent generating a return on average equity of 17%.”

Financial Highlights:

  Insurance in force as of March 31, 2016 was $67.7 billion, compared to $53.3 billion as of March 31, 2015.
  New insurance written for the first quarter was $5.5 billion, compared to $5.3 billion in the first quarter of 2015.
  Net premiums earned for the first quarter were $94.4 million, compared to $75.0 million in the first quarter of 2015.
  The expense ratio for the first quarter was 33.2%, compared to 36.6% in the first quarter of 2015.
  The provision for losses and LAE for the first quarter was $3.7 million, compared to $2.0 million in the first quarter of 2015.
  The percentage of loans in default as of March 31, 2016 was 0.34%, compared to 0.21% as of March 31, 2015.
  The combined ratio for the first quarter was 37.2%, compared to 39.3% in the first quarter of 2015.
  The consolidated balance of cash and investments at March 31, 2016 was $1.4 billion, including cash and investment balances at Essent Group Ltd. of $70.7 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.8:1 as of March 31, 2016.
  Essent Reinsurance Ltd. reinsured a total of $34.9 million of risk in GSE risk share transactions in the first quarter.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 84441869 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 84441869.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 29, 2016. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2016

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
($ in thousands, except per share amounts)	2016	2015
Revenues:
Net premiums written	$100,466	$82,257
Increase in unearned premiums	(6,063)	(7,219)
Net premiums earned	94,403	75,038
Net investment income	6,183	4,280
Realized investment gains, net	471	649
Other income	1,409	44
Total revenues	102,466	80,011

Losses and expenses:
Provision for losses and LAE	3,731	1,999
Other underwriting and operating expenses	31,388	27,498
Total losses and expenses	35,119	29,497

Income before income taxes	67,347	50,514
Income tax expense	19,396	15,676
Net income	$47,951	$34,838

Earnings per share:
Basic	$0.53	$0.39
Diluted	0.52	0.38

Weighted average shares outstanding:
Basic	90,785	90,185
Diluted	91,859	91,514

Net income	$47,951	$34,838

Other comprehensive income:
Change in unrealized appreciation of investments	13,359	4,889
Total other comprehensive income	13,359	4,889
Comprehensive income	$61,310	$39,727

Loss ratio	4.0%	2.7%
Expense ratio	33.2%	36.6%
Combined ratio	37.2%	39.3%

Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2016	2015
Assets
Investments available for sale, at fair value
Fixed maturities	$1,285,014	$1,190,638
Short-term investments	83,488	85,996
Total investments	1,368,502	1,276,634
Cash	28,206	24,606
Accrued investment income	8,431	7,768
Accounts receivable	17,200	16,637
Deferred policy acquisition costs	11,686	11,529
Property and equipment (at cost, less accumulated depreciation of $43,479 in 2016 and $42,479 in 2015)	9,232	9,021
Prepaid federal income tax	119,522	119,412
Other assets	2,953	3,492

Total assets	$1,565,732	$1,469,099

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$20,470	$17,760
Unearned premium reserve	207,108	201,045
Accrued payroll and bonuses	6,629	15,955
Net deferred tax liability	108,923	87,964
Securities purchased payable	30,157	14,996
Other accrued liabilities	10,950	12,138
Total liabilities	384,237	349,858

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 93,070 shares in 2016 and 92,650 shares in 2015	1,396	1,390
Additional paid-in capital	905,159	904,221
Accumulated other comprehensive income (loss)	13,260	(99)
Retained earnings	261,680	213,729
Total stockholders' equity	1,181,495	1,119,241

Total liabilities and stockholders' equity	$1,565,732	$1,469,099

Return on average equity (1)	16.7%	15.2%

(1) The 2016 return on average equity is calculated by dividing annualized year-to-date 2016 net income by average equity. The 2015 return on average equity is calculated by dividing full year 2015 net income by average equity.

Exhibit C

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016	2015
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
($ in thousands, except per share amounts)
Revenues:
Net premiums written	$100,466	$98,434	$97,478	$92,399	$82,257

Net premiums earned	94,403	89,378	83,694	78,361	75,038
Other revenues (1)	8,063	8,098	8,042	5,706	4,973
Total revenues	102,466	97,476	91,736	84,067	80,011

Losses and expenses:
Provision for losses and LAE	3,731	4,199	3,393	2,314	1,999
Other underwriting and operating expenses	31,388	29,627	28,714	27,148	27,498
Total losses and expenses	35,119	33,826	32,107	29,462	29,497

Income before income taxes	67,347	63,650	59,629	54,605	50,514
Income tax expense	19,396	19,171	18,808	17,412	15,676
Net income	$47,951	$44,479	$40,821	$37,193	$34,838

Earnings per share:
Basic	$0.53	$0.49	$0.45	$0.41	$0.39
Diluted	0.52	0.48	0.44	0.41	0.38

Weighted average shares outstanding:
Basic	90,785	90,454	90,418	90,344	90,185
Diluted	91,859	91,918	91,841	91,674	91,514

Other Data:
Loss ratio (2)	4.0%	4.7%	4.1%	3.0%	2.7%
Expense ratio (3)	33.2%	33.1%	34.3%	34.6%	36.6%
Combined ratio	37.2%	37.8%	38.4%	37.6%	39.3%

Return on average equity (annualized)	16.7%	16.2%	15.5%	14.7%	14.3%

(1) Other revenues include the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. in connection with Freddie Mac’s ACIS program that are accounted for as derivatives under GAAP. The change in fair values of these policies was $677, $974, $1,258, ($391) and ($749) in the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(2) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.

(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

Exhibit C, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016	2015
Other Data, continued:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$5,366,675	$5,970,656	$7,384,654	$7,225,401	$5,346,820
New risk written	1,340,588	1,486,328	1,854,884	1,800,027	1,302,710

Bulk:
New insurance written	$93,054	$—	$204,867	$61,258	$—
New risk written	8,480	—	25,760	4,062	—

Total:
Average premium rate (4)	0.56%	0.55%	0.55%	0.57%	0.58%
New insurance written	$5,459,729	$5,970,656	$7,589,521	$7,286,659	$5,346,820
New risk written	$1,349,068	$1,486,328	$1,880,644	$1,804,089	$1,302,710
Insurance in force (end of period)	$67,716,741	$65,242,453	$62,141,406	$57,435,859	$53,253,632
Risk in force (end of period)	$16,745,819	$16,073,174	$15,229,575	$13,992,701	$12,891,462
Policies in force	308,779	297,437	282,671	261,996	242,477
Weighted average coverage (5)	24.7%	24.6%	24.5%	24.4%	24.2%
Annual persistency	81.0%	80.2%	80.2%	80.3%	82.8%

Loans in default (count)	1,060	1,028	814	605	505
Percentage of loans in default	0.34%	0.35%	0.29%	0.23%	0.21%

Other Risk in Force
GSE Risk Share (6)	$188,766	$156,347	$118,073	$66,291	$63,533

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(5) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(6) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
>=760	$2,287,903	42.6%	$2,549,859	42.7%	$2,346,791	43.9%
740-759	839,808	15.6	954,427	16.0	894,376	16.7
720-739	779,556	14.5	845,731	14.2	779,412	14.6
700-719	582,731	10.9	656,708	11.0	539,076	10.1
680-699	486,852	9.1	556,605	9.3	452,446	8.5
<=679	389,825	7.3	407,326	6.8	334,719	6.2
Total	$5,366,675	100.0%	$5,970,656	100.0%	$5,346,820	100.0%

Weighted average credit score	745		746		747

NIW by LTV
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
85.00% and below	$663,998	12.4%	$728,547	12.2%	$809,238	15.1%
85.01% to 90.00%	1,803,776	33.6	2,040,008	34.2	1,818,771	34.0
90.01% to 95.00%	2,730,564	50.9	3,042,571	50.9	2,633,051	49.3
95.01% and above	168,337	3.1	159,530	2.7	85,760	1.6
Total	$5,366,675	100.0%	$5,970,656	100.0%	$5,346,820	100.0%

Weighted average LTV	92%		92%		91%

NIW by Product
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
Single Premium policies		24.6%		24.3%		23.7%
Monthly Premium policies		75.4		75.7		76.3
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
Purchase		81.6%		82.6%		69.3%
Refinance		18.4		17.4		30.7
		100.0%		100.0%		100.0%

Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
>=760	$45,625	49.0%	$—	0.0%	$—	0.0%
740-759	18,154	19.5	—	—	—	—
720-739	11,475	12.3	—	—	—	—
700-719	8,220	8.8	—	—	—	—
680-699	6,453	7.0	—	—	—	—
<=679	3,127	3.4	—	—	—	—
Total	$93,054	100.0%	$—	0.0%	$—	0.0%

Weighted average credit score	750		N/A		N/A

NIW by LTV
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
85.00% and below	$755	0.8%	$—	0.0%	$—	0.0%
85.01% to 90.00%	27,757	29.8	—	—	—	—
90.01% to 95.00%	64,542	69.4	—	—	—	—
95.01% and above	—	—	—	—	—	—
Total	$93,054	100.0%	$—	0.0%	$—	0.0%

Weighted average LTV	91%		N/A		N/A

NIW by Product
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
Single Premium policies		100.0%		0.0%		0.0%
Monthly Premium policies		—		—		—
		100.0%		0.0%		0.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2016		December 31, 2015		March 31, 2015
Purchase		100.0%		0.0%		0.0%
Refinance		—		—		—
		100.0%		0.0%		0.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
>=760	$31,032,734	45.8%	$30,174,460	46.2%	$25,345,630	47.6%
740-759	11,383,450	16.8	11,019,729	16.9	9,204,965	17.3
720-739	9,783,221	14.5	9,398,659	14.4	7,613,387	14.3
700-719	6,816,087	10.1	6,507,454	10.0	5,143,705	9.6
680-699	5,310,252	7.8	5,030,169	7.7	3,842,342	7.2
<=679	3,390,997	5.0	3,111,982	4.8	2,103,603	4.0
Total	$67,716,741	100.0%	$65,242,453	100.0%	$53,253,632	100.0%

Weighted average credit score	750		750		752

Total RIF by FICO score	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
>=760	$7,616,124	45.5%	$7,379,053	45.9%	$6,112,309	47.4%
740-759	2,835,832	16.9	2,735,754	17.0	2,244,474	17.4
720-739	2,451,777	14.6	2,346,971	14.6	1,865,939	14.5
700-719	1,677,361	10.0	1,592,463	9.9	1,224,580	9.5
680-699	1,330,183	8.0	1,255,734	7.8	939,792	7.3
<=679	834,542	5.0	763,199	4.8	504,368	3.9
Total	$16,745,819	100.0%	$16,073,174	100.0%	$12,891,462	100.0%

Portfolio by LTV
Total IIF by LTV	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
85.00% and below	$7,460,266	11.0%	$7,341,316	11.3%	$6,382,552	12.0%
85.01% to 90.00%	23,115,372	34.1	22,337,975	34.2	18,422,873	34.6
90.01% to 95.00%	35,485,155	52.4	34,035,682	52.2	27,288,976	51.2
95.01% and above	1,655,948	2.5	1,527,480	2.3	1,159,231	2.2
Total	$67,716,741	100.0%	$65,242,453	100.0%	$53,253,632	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
85.00% and below	$842,560	5.0%	$826,531	5.2%	$716,057	5.6%
85.01% to 90.00%	5,498,657	32.8	5,310,050	33.0	4,350,761	33.7
90.01% to 95.00%	10,078,998	60.2	9,646,406	60.0	7,644,265	59.3
95.01% and above	325,604	2.0	290,187	1.8	180,379	1.4
Total	$16,745,819	100.0%	$16,073,174	100.0%	$12,891,462	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	March 31, 2016		December 31, 2015		March 31, 2015
($ in thousands)
FRM 30 years and higher	$60,857,001	89.9%	$58,344,666	89.4%	$46,922,016	88.1%
FRM 20-25 years	1,546,759	2.3	1,515,756	2.3	1,336,976	2.5
FRM 15 years	2,629,322	3.9	2,702,723	4.2	2,619,532	4.9
ARM 5 years and higher	2,683,659	3.9	2,679,308	4.1	2,375,108	4.5
Total	$67,716,741	100.0%	$65,242,453	100.0%	$53,253,632	100.0%

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	March 31, 2016	December 31, 2015	March 31, 2015

GSE Risk Share (1)	$188,766	$156,347	$63,533

Weighted average credit score	753	754	758
Weighted average LTV	77%	76%	75%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
March 31, 2016

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$44,403	18.1%	261	75.4%	45.4%	0.0%	3.5%	59.9%	98.4%	3.0%	1
2011	3,229,720	815,747	25.3	4,334	75.4	42.3	0.2	4.8	55.8	94.7	3.8	40
2012	11,241,161	5,164,434	45.9	24,912	73.3	50.4	0.5	5.4	56.0	97.5	2.4	140
2013	21,152,638	12,649,996	59.8	59,840	77.1	55.0	1.8	7.7	51.2	96.9	2.6	288
2014	24,799,434	18,901,253	76.2	89,534	85.6	58.6	3.5	15.1	42.4	94.2	3.9	452
2015	26,193,656	24,711,026	94.3	106,972	80.1	53.4	2.3	14.8	43.9	96.5	2.4	137
2016 (through March 31)	5,459,729	5,429,882	99.5	22,926	81.9	54.3	3.1	16.2	42.6	97.1	0.9	2
Total	$92,322,236	$67,716,741	73.3	308,779	80.6	54.8	2.4	12.8	45.8	96.0	2.9	1,060

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	March 31, 2016	December 31, 2015	March 31, 2015
CA	9.5%	9.6%	10.0%
TX	8.4	8.3	8.4
FL	6.3	6.2	5.6
WA	4.7	4.6	4.5
IL	4.0	4.1	3.9
NC	3.9	3.9	4.0
NJ	3.4	3.4	3.4
GA	3.3	3.3	3.3
PA	3.2	3.3	3.4
AZ	3.2	3.2	3.3
All Others	50.1	50.1	50.2
Total	100.0%	100.0%	100.0%

RIF by State
	March 31, 2016	December 31, 2015	March 31, 2015
CA	9.2%	9.2%	9.6%
TX	8.6	8.6	8.6
FL	6.5	6.4	5.9
WA	4.7	4.8	4.6
IL	4.1	4.1	4.0
NC	4.0	4.0	4.2
GA	3.5	3.5	3.5
NJ	3.3	3.3	3.4
AZ	3.2	3.2	3.2
PA	3.1	3.1	3.2
All Others	49.8	49.8	49.8
Total	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
Beginning default inventory	1,028	814	457
Plus: new defaults	769	706	381
Less: cures	(706)	(467)	(320)
Less: claims paid	(30)	(25)	(13)
Less: rescissions and denials	(1)	—	—
Ending default inventory	1,060	1,028	505

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands)	2016	2015	2015
Reserve for losses and LAE at beginning of period	$17,760	$14,548	$8,427
Add provision for losses and LAE occurring in:
Current year	5,080	4,600	2,705
Prior years	(1,349)	(401)	(706)
Incurred losses during the period	3,731	4,199	1,999
Deduct payments for losses and LAE occurring in:
Current year	1	282	—
Prior years	1,020	705	361
Loss and LAE payments during the period	1,021	987	361
Reserve for losses and LAE at end of period	$20,470	$17,760	$10,065

Claims
	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
Number of claims paid	30	25	13
Total amount paid for claims (in thousands)	$998	$968	$349
Average amount paid per claim (in thousands)	$33	$39	$27
Severity	93%	102%	72%

Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	March 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	505	48%	$4,639	25%	$28,519	16%
Four to eleven payments	426	40	9,689	52	23,147	42
Twelve or more payments	105	10	3,438	18	5,217	66
Pending claims	24	2	1,029	5	1,202	86
Total case reserves	1,060	100%	18,795	100%	$58,085	32
IBNR			1,410
LAE			265
Total reserves for losses and LAE			$20,470

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.34%

	December 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	535	52%	$4,492	28%	$29,003	15%
Four to eleven payments	383	37	8,283	51	20,825	40
Twelve or more payments	89	9	2,688	16	4,299	63
Pending claims	21	2	809	5	844	96
Total case reserves	1,028	100%	16,272	100%	$54,971	30
IBNR			1,220
LAE			268
Total reserves for losses and LAE			$17,760

Average reserve per default:
Case			$15.8
Total			$17.3

Default Rate	0.35%

	March 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	230	46%	$2,246	24%	$12,782	18%
Four to eleven payments	216	43	5,045	55	11,195	45
Twelve or more payments	52	10	1,658	18	2,241	74
Pending claims	7	1	261	3	257	102
Total case reserves	505	100%	9,210	100%	$26,475	35
IBNR			691
LAE			164
Total reserves for losses and LAE			$10,065

Average reserve per default:
Case			$18.2
Total			$19.9

Default Rate	0.21%

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	March 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$211,780	15.5%	$177,607	13.9%
U.S. agency securities	14,657	1.1	13,782	1.1
U.S. agency mortgage-backed securities	178,003	13.0	159,602	12.5
Municipal debt securities	304,111	22.2	279,828	21.9
Corporate debt securities	416,688	30.4	396,732	31.1
Mortgage-backed securities	53,046	3.9	55,356	4.3
Asset-backed securities	121,729	8.9	126,629	9.9
Money market funds	68,488	5.0	67,098	5.3
Total Investments	$1,368,502	100.0%	$1,276,634	100.0%

Investment Portfolio by Credit Rating
Rating (1)	March 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$615,547	45.0%	$554,789	43.5%
Aa1	78,904	5.8	74,322	5.8
Aa2	89,150	6.4	89,533	7.0
Aa3	78,764	5.8	68,587	5.4
A1	128,057	9.4	126,920	9.9
A2	119,931	8.8	122,745	9.6
A3	91,674	6.7	87,781	6.9
Baa1	89,159	6.5	80,137	6.3
Baa2	59,140	4.3	51,528	4.0
Baa3	15,112	1.1	19,662	1.5
Below Baa3	3,064	0.2	630	0.1
Total Investments	$1,368,502	100.0%	$1,276,634	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	March 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$263,443	19.3%	$235,001	18.4%
1 to < 2 Years	186,162	13.6	141,995	11.1
2 to < 3 Years	188,098	13.7	214,274	16.8
3 to < 4 Years	125,607	9.2	104,772	8.2
4 to < 5 Years	138,185	10.1	141,428	11.1
5 or more Years	467,007	34.1	439,164	34.4
Total Investments	$1,368,502	100.0%	$1,276,634	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2016	2.03%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of March 31, 2016	$70,722
As of December 31, 2015	$70,601

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	March 31, 2016	December 31, 2015
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$960,806	$913,182

Combined net risk in force (2)	$14,254,342	$13,847,336

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.3:1	15.7:1
Essent Guaranty of PA, Inc.	9.3:1	9.7:1
Combined (4)	14.8:1	15.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$233,328	$220,178

Net risk in force (2)	$2,660,038	$2,364,692

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan.  Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding.  Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments.  Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments.  Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance.  As of March 31, 2016 and December 31, 2015, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of March 31, 2016 and December 31, 2015 in accordance with Regulation G:

(In thousands, except per share amounts)	March 31, 2016	December 31, 2015

Numerator:
Total Stockholders' Equity (Book Value)	$1,181,495	$1,119,241

Subtract: Accumulated Other Comprehensive Income (Loss)	13,260	(99)

Adjusted Book Value	$1,168,235	$1,119,340

Denominator:
Total Common Shares Outstanding	93,070	92,650

Add: Restricted Share Units Outstanding	484	544

Total Common Shares and Share Units Outstanding	93,554	93,194

Adjusted Book Value per Share	$12.49	$12.01

Source: Essent Group Ltd.

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com